Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2014
Prospectus

The following information replaces similar information for Environment and Alternative Energy Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Kevin Walenta (portfolio manager) has managed the fund since November 2014.

The following information replaces the biographical information for Anna Davydova found in the "Fund Management" section on page 30.

Kevin Walenta is portfolio manager of Environment and Alternative Energy Portfolio, which he has managed since November 2014. Since joining Fidelity Investments in 2008, Mr. Walenta has worked as an equity research analyst and portfolio manager.

SELCI-14-02  November 3, 2014
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